UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	October 24, 2005
Date of earliest event reported:	October 18, 2005

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road

Itasca, Illinois 60143

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2005, Claire S. Farley submitted a letter of resignation from the OfficeMax Incorporated (“OfficeMax”) board of directors, effective October 19, 2005.

In connection with Ms. Farley’s resignation from the board, the size of the board was reduced to thirteen members and Mr. Sam Duncan, whose term would have expired in 2006, was reappointed to the class of directors whose term will expire in 2007.

Further information about Ms. Farley and her resignation is included in OfficeMax’s news release issued on October 21, 2005, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit 99.1                                    OfficeMax Incorporated News Release dated October 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             October 24, 2005

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General
Counsel

EXHIBIT INDEX

Number	Description
99.1	OfficeMax Incorporated News Release dated October 21, 2005